UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 8, 2026

DRILLING TOOLS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 1000 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 742-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.0001 per share	DTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 8, 2026, Drilling Tools International Corporation, a Delaware corporation (the “Company” or “DTI”), and Casing Technologies Group Limited, a private limited company incorporated in Scotland and a wholly owned subsidiary of the Company (the “Buyer”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Saltire Energy Limited, a private limited company incorporated in Scotland (“Saltire”), Foxley Energy Limited, a private limited company incorporated in Scotland (“Foxley” and, together with Saltire, the “Group”), the sellers named therein (the “Sellers”) and Jack William Loggie, as Seller Representative, pursuant to which, among other things, the Buyer has agreed to acquire all of the issued share capital of the Group (the “Transaction”).

On October 8, 2026, the Company hosted a conference call to discuss its entry into the Purchase Agreement and the Transaction. A transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication relates to the proposed Transaction between DTI and the Group. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information About the Transaction

In connection with the Transaction, DTI intends to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of DTI and a prospectus of DTI (the “proxy statement/prospectus”). The issuance of shares of DTI common stock in the Transaction will be submitted to DTI’s stockholders for their consideration. DTI may also file other documents with the SEC regarding the Transaction. The definitive proxy statement/prospectus will be sent to the stockholders of DTI. This document is not a substitute for the registration statement and proxy statement/prospectus that will be filed with the SEC or any other documents that DTI may file with the SEC or send to its stockholders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF DTI ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DTI, THE GROUP, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by DTI through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by DTI will be made available free of charge on DTI’s investor relations website at https://investors.drillingtools.com, or by directing a request to Investor Relations, Drilling Tools International Corporation, 10370 Richmond Avenue, Suite 1000, Houston, Texas 77042, Tel. No. (832) 742-8500.

Participants in the Solicitation Regarding the Transaction

DTI, Saltire, Foxley and their respective directors and executive officers may be deemed participants in the solicitation of proxies from DTI’s stockholders in connection with the Transaction. Information regarding DTI’s directors and executive officers is set forth in DTI’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 6, 2026, and DTI’s definitive proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on March 13, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of DTI’s stockholders in connection with the Transaction, including their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You may obtain free copies of these documents as described above.

Forward-Looking Statements and Cautionary Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. The forward-looking statements are expressly qualified by the safe-harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company undertakes no obligation to update any forward-looking statement except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Transcript of investor conference call held by Drilling Tools International Corporation on October 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2026

DRILLING TOOLS INTERNATIONAL CORPORATION

By:	/s/ David R. Johnson
David R. Johnson
Chief Financial Officer
(Principal Financial and Accounting Officer)

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